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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


          Pursuant to Section 13 or 15 (d) of the Securities Exchange
          Act of 1934




                                  May 2, 1996
               ------------------------------------------------
               Date of report (Date of earliest event reported)




                                  ADVO, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                     1-11720                    06-0885252
- ----------------------------     ----------------           -------------------
(State or other jurisdiction     (Commission file           (I.R.S. Employer
of incorporation)                 number)                   Identification No.)





  One Univac Lane, P.O. Box 755, Windsor, CT                06095-0755
 ---------------------------------------------         ------------------
 (Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:       (860) 285-6100
                                                     --------------------------
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Item 5.   Other Events
          ------------

          On May 2, 1996, ADVO, Inc. (the "Company") announced that Joseph P. Durrett, its President and Chief Operating Officer, is leaving the Company to pursue other interests. It also announced that Robert "Kam" Kamerschen, its Chairman and Chief Executive Officer since 1988, had his contract extended by the Board of Directors for five years.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          The following exhibit is filed herewith.

Exhibit
No.       Description
- ---       -----------

99        Press release, dated May 2, 1996, issued by the Company.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         ADVO, Inc.



Date: May 10, 1996                             By: David M. Stigler\s\
      ------------                                 -----------------------------
                                                   David M. Stigler
                                                   Senior Vice President,
                                                   Legal and Public Affairs,
                                                   General Counsel and Secretary